UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 25, 2022

IEH Corporation

(Exact Name of Registrant as Specified in Charter)

New York	0-5278	13-5549348
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

140 58th Street, Suite 8E

Brooklyn, New York 11220

(Address of Principal Executive Offices, and Zip Code)

(718) 492-4440

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act: None

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	IEHC	OTC Pink Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On August 25, 2022, the Division of Enforcement of the Securities and Exchange Commission (the “Commission”) notified IEH Corporation (“IEH” or the “Company”) that it had issued an order (the “Order”) to commence public administrative proceedings (In the Matter of IEH Corporation, File No. 3-20973) to determine for the protection of IEH’s investors whether to suspend (i) for a period not exceeding 12 months, or (ii) revoke, the registration of each class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934. The Commission is proposing to take such action because it alleges IEH has “repeatedly failed to meet its obligations to file timely periodic reports, and failed to heed a delinquency letter sent to it by the Division of Corporation Finance requesting compliance with its periodic filing obligations…”. The Order provides that IEH has 10 days after service of the Order to file an answer (by September 4, 2022).

Counsel for the Company has requested, however, and been granted an extra week to file an answer (by September 12, 2022). Once the answer has been served on the Commission, the parties are required to conduct a pre-hearing conference within 14 days of service of the answer (by September 26).

A copy of the Order is attached hereto as Exhibit 99.1 and is hereby incorporated by reference into this Item 8.01.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

The following exhibit is attached to this Current Report on Form 8-K:

Exhibit Number	Exhibit Title or Description

99.1	Order Instituting Administrative Proceedings and Notice and Notice of Hearing Pursuant to Section 12(j) of the Securities Exchange Act of 1934

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized

IEH Corporation

By:	/s/ William H. Craig
Name:	William H. Craig
Title:	Chief Financial Officer

Date: August 31, 2022